SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)            March 5, 2004
                                                   -----------------------------


                             EarthShell Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                   333-13287                  77-0322379
----------------------------- ------------------------ -------------------------
(State or other jurisdiction  (Commission file number)       (IRS employer
       of incorporation)                                   identification no.)


6740 Cortona Drive
Santa Barbara, California                                93117
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code     (805) 571-8232
                                                     ---------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On March 5, 2004, EarthShell Corporation issued a press release announcing that its common stock would be delisted from the NASDAQ SmallCap Market effective Monday, March 8, 2004, but will be eligible for immediate and continued quotation on the OTC Bulletin Board. The stock will continue to be listed under the symbol ERTH. A copy of the press release is attached hereto as
Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Information, Pro Forma Financial Information and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

     Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

    Exhibit                                Description
  ----------     ---------------------------------------------------------------

      99           Press Release of EarthShell Corporation, issued March 5, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2004

                                     EARTHSHELL CORPORATION


                                     By: /s/ D. Scott Houston
                                         ------------------------------
                                         Name:  D. Scott Houston
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number
and Page Number                       Description
-----------------     ----------------------------------------------------------

      99                   Press Release of EarthShell Corporation, issued
                           March 5, 2004